UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Shift4 Payments, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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V92108-P50787
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SHIFT4 PAYMENTS, INC.
2026 Annual Meeting
Vote by June 11, 2026
11:59 PM ET
SHIFT4 PAYMENTS, INC.
3501 CORPORATE PARKWAY
CENTER VALLEY, PENNSYLVANIA 18034
You invested in SHIFT4 PAYMENTS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2026.
Vote Virtually at the
Annual Meeting*
Date: June 12, 2026
Time: 12:00 PM ET
Annual Meeting to be held virtually via the Internet at:
www.virtualshareholdermeeting.com/FOUR2026
Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by making a request prior to May 29, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
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THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Voting Items Recommends
1. Election of Class III Directors
1. Election of Class III Directors
Nominees:
For
01) Sam Bakhshandehpour
02) Jonathan Halkyard
03) Nancy Disman
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For
3. Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers. For
4. To approve the Company’s Second Amended and Restated Certificate of Incorporation, (i) eliminating the authorization of and references to the Company’s Class B common stock, par value of $0.0001 per share and the Company’s Class C common stock, par value of $0.0001 per share (and make related technical, non-substantive and conforming changes) and (ii) to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware. For
5. Approval of the Company’s 2026 Employee Stock Purchase Plan. For
NOTE: Such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.